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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 12, 1998


                            MANUGISTICS GROUP, INC.
            (Exact name of registrant as specified in its charter)




      DELAWARE                     0-22154                 52-1469385
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction                 File Number)            Identification No.)
      of incorporation)




            2115 EAST JEFFERSON STREET, ROCKVILLE, MARYLAND       20852
            (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (301) 984-5000






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ITEM 5.  OTHER EVENTS

      On February 12, 1998, the Company issued a press release announcing that it was negotiating the final terms of a definitive agreement to acquire ProMIRA Software Inc., a provider of supply chain planning tools for manufacturers of complex products, headquartered in Ottawa, Canada. A copy of the press release is attached hereto as Exhibit 99.6 and is incorporated by reference herein.

      On February 13, 1998, the Company issued a press release announcing that it had completed the acquisition of ProMIRA Software Inc. A copy of the press release is attached hereto as Exhibit 99.7 and is incorporated by reference herein.


ITEM 7.  EXHIBITS

Exhibit Number

      99.6  Press Release dated February 12, 1998.

      99.7  Press Release dated February 13, 1998.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MANUGISTICS GROUP, INC.


Date: February 19, 1998                   By: /s/ PETER Q. REPETTI
                                              --------------------

                                              Peter Q. Repetti
                                              Senior Vice President and
                                               Chief Financial Officer
                                              (Principal Financial Officer and
                                               Chief Accounting Officer)





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                                 EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
99.6                                Press Release dated February 12, 1998

99.7                                Press Release dated February 13, 1998